Exhibit 99.2
Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited Fourth Quarter & Full-Year Results June 3, 2010

Forward looking statements & non-GAAP financial information Forward-Looking Language This release contains certain management expectations, which may constitute forward-looking information within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Reform Act of 1995. Forward-looking information speaks only as to the date of this presentation and may be identified by use of words such as "may," "will," "believes," "anticipates," "plans," "expects," "estimates," "projects," "targets," "forecasts," "continues," "seeks," or the negative of those terms or similar expressions. Many important factors could cause actual results to be materially different from those in forward-looking information including, without limitation, competitive factors, disruption of supplies, changes in market conditions, pending or future claims or litigation, or technology advances. No assurances can be provided as to the outcome of cost reductions, business strategies, future financial results, unanticipated downturns to our relationships with customers, and macroeconomic demand for IT products and services, unanticipated difficulties integrating acquisitions, new laws and government regulations, interest rate changes, consequences of MAK Capital's shareholder-approved control share acquisition proposal, and unanticipated deterioration in economic and financial conditions in the United States and around the world or the consequences. We do not undertake to update or revise any forward-looking information even if events make it clear that any projected results, actions, or impact, express or implied, will not be realized. Other potential risks and uncertainties that may cause actual results to be materially different from those in forward-looking information are described in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC), under Item 1A, "Risk Factors." Copies are available from the SEC or the Agilysys website. Use of Non-GAAP Financial Information To supplement the unaudited condensed consolidated financial statements presented in accordance with U.S. GAAP in this presentation, certain non-GAAP financial measures as defined by the SEC rules are used. Management believes that such information can enhance investors' understanding of the company's ongoing operations. The non-GAAP measures included in this presentation have been reconciled to the comparable GAAP measures within an accompanying table, shown on the last page of this presentation.

Q4 review: highlights Revenue decreased 12.6% from Q4 FY09 to $135.8M - weak demand impacted TSG in quarter Gross margin increased to 26.4% from 25.7% in prior year quarter on a higher proportion of proprietary services revenue and higher margin HSG and RSG revenue SG&A decreased $4.8M year-over-year largely due to lower compensation, bad debt expense and acquisition related intangibles amortization Restructuring and asset impairment charges decreased $89.9M from Q4 FY09 Provision for income taxes decreased by $20.2M in quarter due to valuation allowance charge in Q4 FY09 and loss carry-back benefit recognized in Q4 FY10 Earnings per share from continuing operations increased from a loss of $5.03 in Q4 FY09 to a loss $0.02 Days sales outstanding improved 19 days and cash increased $29.3 million in fiscal 2010

Q4 review: consolidated results Revenue decreased 13%; hardware by 13%, software by 25% and services by 3% Gross margins increased 0.7% due to higher proprietary services mix and higher proportion revenue from HSG and RSG SG&A, excluding depr. & amort., decreased by $1.5M Other income in FY10 includes gains recognized on Reserve Fund distributions and COLIs compared with losses for both in prior year Taxes include benefit of loss carry-back in FY10 compared with charge for valuation allowance on deferred tax assets in FY09 Loss from continuing operations was $0.5M compared with $114.6M in FY09 largely due to absence of impairment and restructuring charges Q4 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

Q4 review: Hospitality ("HSG") Revenue decreased 9% primarily due to softness in commercial gaming market Gross margin increased due to absence of miscellaneous cost of goods sold adjustments SG&A, excluding depr. & amort., increased by $0.2M Guest360TM capitalized costs were $1.1M in Q4 FY10 compared with $0.8M in prior year quarter Adjusted EBITDA, excluding charges, decreased $0.9M primarily due to lower revenue HSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary 2010 2009 % Net sales $21.3 $23.5 (9.2%) Cost of goods sold $8.0 $9.4 (15.4%) Gross profit $13.4 $14.1 (5.0%) 62.7% 59.9% SG&A (excl. depr. & amort.) $10.2 $10.0 1.3% Depreciation & amortization $0.7 $0.9 (17.0%) Asset impairment charges $0.0 $11.6 (100.0%) Operating income/(loss) $2.5 ($8.5) Depreciation & amortization 2 $1.0 $1.2 Adjusted EBITDA $3.5 ($7.3) Adjusted EBITDA excl. charges 1 $3.5 $4.4 16.5% 18.6% (1) Excludes Asset impairment charge (2) $0.3M and $0.3M of developed technology amortization included in COGS for Q4FY10 and Q4FY09, respectively Three Months Ended March 31

Q4 review: Retail ("RSG") Revenue increased 26% primarily due to higher hardware sales Gross margin expanded as a result of improved hardware pricing and mix SG&A, excl. depr. & amort., decreased $0.4M - bad debt expense decreased $0.5M RSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary

Q4 review: Technology ("TSG") Revenue declined due to weak demand Gross margin contracted in quarter due to lower rebate margins and change in vendor pricing programs SG&A, excl. depr. & amort., decreased by $1.4M Acquisition-related intangible amortization decreased by $3.2M due to fully amortizing certain intangible assets in Q1 Adjusted EBITDA, excluding charges, decreased $5.2M due to lower revenue and gross margin pressure TSG Segment Profit ($Mil.) Q4 Year-over-Year Commentary

Q4 review: Corporate Cost of goods sold related to miscellaneous product pricing adjustments decreased $1.7M SG&A, excl. depr. & amort., increased $0.2M due primarily to $0.3M stock comp credit in FY09 compared to $0.3M expense in FY10 Adjusted EBITDA, excluding charges, increased $1.5M Corporate Segment ($Mil.) Q4 Year-over-Year Commentary 2010 2009 $ Net sales $0.0 $0.0 $0.0 Cost of goods sold $0.0 $1.7 ($1.7) Gross profit $0.0 ($1.7) $1.7 SG&A (excl. depr. & amort.) $7.9 $7.7 $0.2 Depreciation & amortization $1.3 $1.2 $0.1 Asset impairment charges $0.0 $0.0 $0.0 Restructuring charge $0.1 $3.9 ($3.8) Operating loss ($9.2) ($14.5) $5.3 Depreciation & amortization $1.3 $1.2 $0.1 Adjusted EBITDA ($7.9) ($13.3) $5.4 Adjusted EBITDA excl. charges 1 ($7.9) ($9.4) $1.5 (1) Excludes Asset impairment and Restructuring charges Three Months Ended March 31

FY10 review: consolidated results Revenue declined 12% HSG declined 17% RSG declined 9% TSG declined 12% Gross profit decreased $34.6M on declining revenue and margin pressure SG&A, excl. depr. & amort., decreased $21.7M due primarily to previously executed cost savings and lower variable compensation Other expense/(income) includes: Gain from Reserve Fund distribution of $2.5M compared with $3.0M loss in FY09 Income from CTS litigation of $2.3M $0.8M gain on investments held for non- qualified benefit plan obligations compared with $4.6M loss in FY09 Income tax benefit increased $4.1M due to benefit of loss carry-back FY10 Year-over-Year Commentary Statement of Operations ($Mil., except per share)

FY10 review: summary balance sheet performance Cash at year-end was $65.5M - an increase of $29.3 million from 3/31/09 Days sales outstanding improved from 88 days at 3/31/09 to 69 days at 3/31/10 Capital expenditures were $3.6M for Q4 and $13.3M for FY10- majority of capital expenditures relate to implementation of new Oracle enterprise software and capitalized Guest360 development costs Commentary Working Capital ($Mil.) Working capital is (A/R + Inventory) less (A/P + IGF flooring + Deferred Revenue) Quarterly revenue annualized at historical quarterly skew Q4FY09 Q1FY10 Q2FY10 Q3FY10 Q4FY10 Receivables 151.9 105 125.2 182.6 104.8 Working capital as % of sales 0.091 0.051 0.05 0.098 0.041 Inventory 27.2 20.4 22 25.1 14.4

Quarterly revenue HSG Revenue ($Mil.) TSG Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Mar '10 Organic 38 29.3 34.8 20 24.4 24 37.7 25.3 RSG Revenue ($Mil.) AGYS Consolidated Revenue ($Mil.) Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Mar '10 Organic 25 23 28 24 16 23 23 21 Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Mar '10 Organic 117 119 161 112 90 109 159 89 Jun '08 Sep '08 Dec '08 Mar '09 Jun '09 Sep '09 Dec '09 Mar '10 Organic 180 171 224 155 130 156 219 136

FY11 positioning & guidance Well Positioned for FY11 Company eliminated significant costs in FY09 and FY10 Strong financial flexibility with over $65M in cash on hand and debt-free balance sheet Strategic investment in Guest360TM, HSG's new property management software, will start to provide new growth opportunities in late FY11 Implementation of Oracle ERP implementation in fiscal 2010 provides opportunity to further reduce overhead costs and increase efficiencies Outlook Demand environment remains uncertain Expect to generate $10 to $15 million of cash in FY11 Depreciation and amortization is forecast to be $12.5M Capital expenditures are expected to be approximately $10M of which $3M relates to capitalization of Guest360TM development costs and $2.0M relates to Oracle ERP implementation

Agilysys, Inc. (Nasdaq: AGYS) Fiscal 2010 Unaudited Fourth Quarter & Full-Year Results June 3, 2010

Reconciliation of net income/(loss) to adjusted EBITDA